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                     CLASS A, CLASS B AND CLASS C SHARES OF

                        AIM ADVISOR LARGE CAP VALUE FUND

                        Supplement dated March 22, 2000
                      to the Prospectus dated May 3, 1999
                          as revised December 15, 1999


The Board of Directors of AIM Advisor Funds, Inc. unanimously approved, on March 8, 2000, a Plan of Reorganization ("Plan") pursuant to which AIM Advisor Large Cap Value Fund ("Large Cap Value Fund"), a series of AIM Advisor Funds, Inc., would transfer substantially all of its assets to AIM Basic Value Fund ("Basic Value Fund"), a series of AIM Growth Series. As a result of the transaction, shareholders of Large Cap Value Fund would receive shares of Basic Value Fund in exchange for their shares of Large Cap Value Fund, and Large Cap Value Fund would cease operations. The investment objective of Large Cap Value Fund is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax consequences. The investment objective of Basic Value Fund is long-term growth of capital.

The Plan requires the approval of Large Cap Value Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in May 2000. If the Plan is approved by shareholders of Large Cap Value Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

Effective April 28, 2000, Class A, Class B and Class C shares of the fund will be closed to new investors.